EXHIBIT 10.1

William Lyon Homes, Inc.

Loan No. 906-0100

AGREEMENT FOR FIFTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

This Agreement for Fifth Modification of Deeds of Trust and Other Loan Instruments (this “Fifth Modification”) is made as of June 6, 2003 by and between WILLIAM LYON HOMES, INC., a California corporation (“Borrower”) and GUARANTY BANK, a federal savings bank organized and existing under the laws of the United States (formerly known as “Guaranty Federal Bank, F.S.B.”) (“Lender”), with reference to the following facts:

A.    Borrower and Lender entered into a Master Loan Agreement (the “Loan Agreement”) dated August 31, 2000, which provides for a loan of FIFTY-FIVE MILLION DOLLARS ($55,000,000.00) (the “Original Loan Amount”) to Borrower on the terms and conditions specified therein. The Loan is evidenced and secured by a revolving promissory note and other loan instruments (collectively, the “Loan Instruments”). The Loan Instruments, each executed by Lender and Borrower, were modified by:

(i)    that certain Agreement for First Modification of Deeds of Trust and Other Loan Instruments dated June 8, 2001 (“First Modification”);

(ii)    that certain Agreement For Second Modification of Deeds of Trust and Other Loan Instruments dated July 23, 2001 (“Second Modification”);

(iii)    that certain Agreement for Third Modification of Deeds of Trust and Other Loan Instruments dated December 19, 2001, (“Third Modification”); and

(iv)    that certain Agreement for Fourth Modification of Deeds of Trust and Other Loan Instruments dated May 29, 2002 (“Fourth Modification”).

Pursuant to the terms and provisions of the First Modification, the Original Loan Amount was increased, as evidenced by a certain Amended and Restated Revolving Promissory Note executed by Borrower for the benefit of lender and dated June 8, 2001 to the maximum principal amount of SIXTY-FIVE MILLION DOLLARS ($65,000,000.00). Pursuant to the terms and provisions of the Fourth Modification, the Loan was increased, as evidenced by a certain Amended and Restated Revolving Promissory Note executed by Borrower for the benefit of Lender and dated May 29, 2002 to the maximum principal amount of SEVENTY-FIVE MILLION DOLLARS ($75,000,000.00) (the “Loan”). Upon full execution, this Fifth Modification shall constitute one of the Loan Instruments. All defined terms used in this Fifth Modification shall have the meanings ascribed to them in the Loan Agreement unless the context requires otherwise.

B.    At Borrower’s request, Lender has agreed to modify one or more of the Loan Instruments, as herein provided.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein, the parties hereby agree as follows:

1.    Modifications.    The Loan Instruments specified in Exhibit “A” attached hereto and incorporated herein by this reference are modified as set forth therein, effective upon timely satisfaction of the conditions set forth in Section 2 below. As used in this Fifth Modification and the attached Exhibit “A,” the term “Deeds of Trust” refers to the Construction Deeds of Trust (With Security Agreement, Fixture Filing and Assignment of Rents and Leases) (“Deed of Trust”), each executed by Borrower for the benefit of Lender:

(1)    (1026) a certain Deed of Trust dated November 7, 2000 and recorded in the Official Records of Maricopa County, Arizona on November 13, 2000, as Instrument No. 2000-0869149;

each as modified by the First Modification and evidenced by the Memorandums of First Modification of Deeds of Trust and Other Loan Instruments dated June 8, 2001 and recorded in the Official Records of:

(a)  Orange County, California on July 20, 2001, as Instrument No. 2001-0492777;

(b)	San Diego County, California on July 20, 2001, as Instrument No. 2001-0505154;
(c)	San Joaquin County, California on July 24, 2001, as Instrument No. 2001-01116593;
(d)	Riverside County, California on August 6, 2001 as Instrument No. 368935;
(e)	San Bernardino County, California on October 16, 2001 as Instrument No. 2001-0470256; and
(f)	Maricopa County, California on July 20, 2001, as Instrument No. 2001-0652927;

                as modified by the Second Modification and evidenced by the Memorandums of Second Modification of Deeds of Trust and Other Loan Instruments dated July 23, 2001 and recorded in the Official Records of:

(g)	Orange County, California on August 31, 2001, as Instrument No. 2001-0614957;
(h)	San Diego County, California on August 31, 2001, as Instrument No. 2001-0626061;
(i)	San Joaquin County, California on August 31, 2001, as Instrument No. 2001-01144060;
(j)	Riverside County, California on August 31, 2001 as Instrument No. 426142;
(k)	San Bernardino County, California on August 31, 2001 as Instrument No. 2001-401382; and
(l)	Maricopa County, California on August 31, 2001, as Instrument No. 2001-0810003;

        (2)    (1060) a certain Deed of Trust dated September 10, 2001 and recorded in the Official Records of Stanislaus County, California on October 12, 2001, as Instrument No. 2001-0121877-00;;

        (3)    (1061) a certain Deed of Trust dated October 10, 2001 and recorded in the Official Records of Clark County, Nevada on October 19, 2001 as Instrument No. 1893-20011019;;

        (4)    (1081) a certain Deed of Trust dated March 25, 2002 and recorded in the Official Records of Clark County, Nevada on April 5, 2002, as Instrument No. 2444-20020405;

        (5)    (1082) a certain Deed of Trust dated May 10, 2002 and recorded in the Official Records of Clark County, Nevada on August 28, 2002 as Instrument No. 00678-20020828;

                each as modified by the Third Modification dated December 19, 2001;

                as modified by the Fourth Modification and evidenced by the Memorandums of Fourth Modification of Deeds of Trust and Other Loan Instruments dated May 29, 2002 and recorded in the Official Records of:

(m)	Orange County, California on June 19, 2002, as Instrument No. 2002-0512402;
(n)	San Diego County, California on June 9, 2002, as Instrument No. 2002-0516959;
(o)	San Joaquin County, California on June 19, 2002 as Instrument No.2002-104493;
(p)	Maricopa County, Arizona on June 19, 2002 as Instrument No. 2002-0622784;
(q)	Stanislaus County, California on June 19, 2002 as Instrument No. 2002-0078803; and
(r)	Clark County, Nevada on June 19, 2002 as Instrument No.00696 – Book L0020619;

        (6)    (1083) a certain Deed of Trust dated June 7, 2002 and recorded in the Official Records of Orange County, California on June 20, 2002 as Instrument No. 2002-0519877;

        (7)    (1085) a certain Deed of Trust dated September 9, 2002 and recorded in the Official Records of Orange County, California on September 26, 2002 as Instrument No. 2002-0824940;

        (8)    (1084) a certain Deed of Trust dated October 16, 2002 and recorded in the Official Records of Contra Costa County, California on October 29, 2002 as Instrument No. 2002-0395911-00;

        (9)    (2151) a certain Deed of Trust dated November 22, 2002 and recorded in the Official Records of Santa Clara County, California on January 17, 2003 as Instrument No. 2003-16756674;

        (10)    (2146) a certain Deed of Trust dated December 2, 2002 and recorded in the Official Records of Riverside County, California on December 20, 2002 as Instrument No. 2002-763759;

        (11)     (1087 & 2150) a certain Deed of Trust dated December 2, 2002 and recorded in the Official Records of San Joaquin County, California on December 16, 2002 as Instrument No. 2002-225771;

        (12)     (1086) a certain Deed of Trust dated December 2, 2002 and recorded in the Official Records of San Joaquin County, California on December 16, 2002 as Instrument No. 2002-225770;

        (13)     (2161) a certain Deed of Trust dated December 6, 2002 and recorded in the Official Records of Maricopa County, Arizona on December 13, 2002 as Instrument No. 2002-1342236;

        (14)     (2156) a certain Deed of Trust dated December 6, 2002 and recorded in the Official Records of San Diego County, California on December 13, 2002 as Instrument No. 2002-1136706;

        (15)     (1088) a certain Deed of Trust dated December 13, 2002 and recorded in the Official Records of Orange County, California on December 19, 2002 as Instrument No. 2002-001166163;

        (16)     (1091) a certain Deed of Trust dated December 11, 2002 and recorded in the Official Records of Santa Clara County, California on January 17, 2003 as Instrument No. 2003-16756672;

        (17)     (1089 & 1090) a certain Deed of Trust dated January 3, 2003 and recorded in the Official Records of Contra Costa County, California on January 7, 2003 as Instrument No. 2003-0008162-00;

        (18)     (2162) a certain Deed of Trust dated January 9, 2003 and recorded in the Official Records of Maricopa County, Arizona on January 15, 2003 as Instrument No. 2003-0052171;

        (19)     (2170) a certain Deed of Trust dated February 11, 2003 and recorded in the Official Records of Riverside County, California on February 18, 2003 as Instrument No. 2003-110833;

        (20)     (1092) a certain Deed of Trust dated February 12, 2003 and recorded in the Official Records of Maricopa County, Arizona on February 28, 2003 as Instrument No. 2003-0243533.

        (21)     (2169) a certain Deed of Trust dated March 5, 2003 and recorded in the Official Records of Orange County, California on April 3, 2003 as Instrument No. 2003-000369460;

        (22)     (1093) a certain Deed of Trust dated March 10, 2003 and recorded in the Official Records of Orange County, California on March 20, 2003 as Instrument No. 2003-000302730;

        (23)     (2171) a certain Deed of Trust dated March 10, 2003 and recorded in the Official Records of Riverside County, California on April 30, 2003 as Instrument No. 2003-308054;

        (24)     (1094 & 1095) a certain Deed of Trust dated March 21, 2003 and recorded in the Official Records of Maricopa County, Arizona on March 31, 2003 as Instrument No. 2003-0397979;

        (25)     (2179) a certain Deed of Trust dated April 3, 2003 and recorded in the Official Records of San Diego County, California on April 7, 2003 as Instrument No. 2003-0385270;

        (26)     (2177) a certain Deed of Trust dated April 7, 2003 and recorded in the Official Records of Santa Clara County, California on April 15, 2003 as Instrument No. 2003-16965809;

        (27)     (2178) a certain Deed of Trust dated April 7, 2003 and recorded in the Official Records of Santa Clara County, California on April 15, 2003 as Instrument No. 2003-16965811;

        (28)     (1096 & 1097) a certain Deed of Trust dated April 21, 2003 and recorded in the Official Records of Maricopa County, Arizona on April 30, 2003 as Instrument No. 2003-0544753;

        (29)     (2182) a certain Deed of Trust dated May 19, 2003 and recorded in the Official Records of Riverside County, California on June 2, 2003 as Instrument No. 2003-            ; and

        (30)     (1099 & 1100) a certain Deed of Trust dated May 23, 2003 and recorded in the Official Records of Maricopa County, Arizona on May 30, 2003 as Instrument No. 2003-0690830.

2.    Conditions.    The modifications of Section 1 above shall take effect only upon Borrower’s satisfaction, at its expense, of all of the following conditions not later than the date of this Fifth Modification:

        (a)  if required by Lender, delivery to Lender of one or more endorsements to the Title Policy (whether one or more) insuring the lien of the Deeds of Trust as may be required by Lender, all in form and of content acceptable to Lender, insuring that, except as set forth in this Fifth Modification, the priority of such lien is unaffected by the modifications set forth herein and that the Title Policy insuring the Deeds of Trust remains in full force and effect in the full amount of the Loan;

        (b)  if required by Lender, delivery to Lender of one or more duly executed recordable memorandums of this Fifth Modification (collectively, the “Fifth Memorandum”);

        (c)  satisfaction of such other conditions as may be set forth on Exhibit “B” attached hereto and incorporated herein by this reference, if any; and

        (d)  if the Loan has been guarantied (or indemnities given) or if there are junior liens encumbering the property which is encumbered by the Deeds of Trust, delivery to Lender of duly executed consents to the modifications set forth in this Fifth Modification by the guarantor(s) and/or junior lienors, as applicable, as may be set forth in Exhibit “C” attached hereto or as may be attached to the Fifth Memorandum, each incorporated herein by this reference.

3.    Representations and Warranties.    Borrower hereby represents and warrants that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Instruments; and all representations and warranties herein and in the other Loan Instruments are true and correct, which representations and warranties shall survive execution of this Fifth Modification. All parties who execute this Fifth Modification and any other documents required hereunder on behalf of Borrower represent and warrant that they have full power and authority to execute and deliver such documents, and that all such documents are enforceable in accordance with their terms. As of the date of this Fifth Modification, Borrower hereby acknowledges and agrees that it has no defenses, offsets or claims against Lender or the enforcement of the Loan Instruments and that Lender has not waived any of its rights or remedies under any such documents.

4.    No Impairment.    Except as expressly provided herein, nothing in this Fifth Modification shall alter or affect any provision, condition or covenant contained in the Loan Instruments or affect or impair any of Lender’s rights, powers or remedies thereunder. It is the intent of the parties hereto that the provisions of the Loan Instruments shall continue in full force and effect except as expressly modified hereby.

5.    Miscellaneous.    This Fifth Modification and the other Loan Instruments shall be governed by and interpreted in accordance with the laws of the State of California, except as they may be preempted by federal law. In any action brought or arising out of this Fifth Modification or the Loan Instruments, Borrower, and, if applicable, the general partners, members and joint venturers of Borrower, hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law. The headings used in this Fifth Modification are for convenience only and shall be disregarded in interpreting the substantive provisions of this Fifth Modification. Time is of the essence of each term of the Loan Instruments, including this Fifth Modification. If any provision of this Fifth Modification or any of the other Loan Instruments shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof. This Fifth Modification may be executed in one or more counterparts, all of which, taken together, shall constitute one and the same Fifth Modification.

6.    Integration; Interpretation.    The Loan Instruments, including this Fifth Modification, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Instruments shall not be modified except by written instrument executed by all parties. Any reference to the Loan Instruments in any of the Loan Instruments includes this Fifth Modification and any amendments, renewals or extensions approved by Lender hereunder.

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IN WITNESS WHEREOF, this Agreement for Fifth Modification of Deeds of Trust and Other Loan Instruments is executed as of the date first hereinabove written.

LENDER:	GUARANTY BANK, a federal savings bank organized and existing under the laws of the United States

	By:	/s/ Jon M. Larson
	Name: Title:	Jon M. Larson Senior Vice President

BORROWER:	WILLIAM LYON HOMES, INC., a California corporation

	By:	/s/ W. Douglass Harris
	Name: Title:	W. Douglass Harris Vice President

By:	/s/ Richard S. Robinson
Name: Title:	Richard S. Robinson Senior Vice President

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “A”

AGREEMENT FOR FIFTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Modifications)

Loan Instrument Modified		Modification
1. Revolving Promissory Note	(i)	The Facility Expiration Date referenced in the Note is hereby amended to refer to June 11, 2004.

2. Exhibit “A” to Master Loan Agreement	(i)	Paragraph 15 – Additional Defaults. Paragraph 15(C) is hereby amended and restated to read as follows:

		C.	There shall occur any default or breach, beyond applicable cure periods, under (i) that certain Indenture dated as of March 17, 2003 among Borrower, Guarantor and U.S. Bank National Association, as Trustee (the “Indenture”) with respect to certain indebtedness of Borrower in the original principal amount of TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000.00); (ii) any instruments or undertakings evidencing other indebtedness owed by Borrower to any other lender, other than with respect to indebtedness constituting non-recourse debt owed to vendors of land; or (iii) any instruments or undertakings entered into by Borrower with respect to any party subordinating a lien securing Borrower’s obligations under such instruments or with respect to such undertakings, to the lien of any Mortgage.

	(ii)	Paragraph 16 – Additional Loan Covenants. The initial sentence of Paragraph 16 is amended and restated to read as follows:

		16.	“Borrower shall fully perform and satisfy, and shall cause Guarantor to fully perform and satisfy, the following “Additional Loan Covenants”.”

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “B”

AGREEMENT FOR FIFTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Other Conditions to Modifications)

1.	Legal Fees. Borrower shall pay all legal fees and costs incurred by Lender in connection with the preparation and negotiation of this Fifth Modification.

2.	Title Endorsements/Recording Fees. Borrower shall pay all title charges and recording fees and costs incurred by Lender in connection with the requirements of Paragraphs 2(a) and 2(b) of this Fifth Modification.

3.	Consent of Guarantor(s). Guarantors of the Loan shall execute and deliver the attached Consent of Guarantor to Lender and the attached Consent to the Fifth Memorandum hereof described in Paragraph 2(b) of this Fifth Modification (suitable for recording).

4.	Consent of Junior Lienholder(s). If indicated on the attached Exhibit “C” or otherwise required by Lender, Junior Lienholders shall execute and deliver the attached Consent of Junior Lienholder and the attached Consent to the Fifth Memorandum hereof described in Paragraph 2(b) of this Fifth Modification (suitable for recording).

5.	Extension Fee. Borrower shall pay to Lender a non-refundable extension fee equal to THREE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($375,000.00) as a condition precedent to the effectiveness of this Fifth Modification, which fee shall not be applicable to payment of principal or interest due under the Note, or otherwise, and shall be retained by Lender in all events.

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR FIFTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF GUARANTOR

The undersigned Guarantor confirms its guaranties of Borrower’s obligations to, and indemnities in favor of, Lender under the Loan Agreement and the other Loan Instruments referenced in, and as modified by the foregoing Fifth Modification and Fifth Memorandum described therein, and consents to and accepts the foregoing modifications.

GUARANTOR:	WILLIAM LYON HOMES a Delaware corporation

By:

	Name:	W. Douglass Harris
	Title:	Vice President

By:

	Name:	Richard S. Robinson
	Title:	Senior Vice President

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR FIFTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF JUNIOR LIENHOLDER

The undersigned is the holder of an obligation secured by a lien (the “Junior Lienholder”) against the same property, which secures, in a senior priority position, Borrower’s obligations to Lender under the Loan Agreement and the other Loan Instruments. The undersigned consents to and accepts the modifications set forth in the foregoing Fifth Memorandum and the Fifth Modification described therein, and agrees that, notwithstanding such modifications, the undersigned’s lien shall be and remain junior and subordinate to the lien of Lender to secure Borrower’s obligations, as modified herein, to the extent provided in and subject to all of the terms of the following Subordination Agreements, which Agreements remain in effect:

A)  Monticello @ Irvine Ranch:  i) (1085) dated September 9, 2002 and recorded in the Official Records of Orange County, California on September 26, 2002 as Instrument No. 2002-0824940.

B)  Linden @ Quail Hill:  i) (1083) dated June 7, 2002 and recorded in the Official Records of Orange County, California on June 20, 2002, as Instrument No. 2002-0519877; ii) (1088) dated December 13, 2002 and recorded in the Official Records of Orange County, California on December 19, 2002 as Instrument No. 2002-001166163; and iii) (1093) dated March 10, 2003 and recorded in the Official Records of Orange County, California on March 20, 2003 as Instrument No. 2003-000302730.

IRVINE COMMUNITY DEVELOPMENT COMPANY LLC, a Delaware limited liability company

By:
Name: Title:	Daniel C. Hedigan Senior Vice President

By:
Name: Title:	Mary K. Westbrook Vice President

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR FIFTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF JUNIOR LIENHOLDER

The undersigned is the holder of an obligation secured by a lien (the “Junior Lienholder”) against the same property, which secures, in a senior priority position, Borrower’s obligations to Lender under the Loan Agreement and the other Loan Instruments. The undersigned consents to and accepts the modifications set forth in the foregoing Fifth Memorandum and the Fifth Modification described therein, and agrees that, notwithstanding such modifications, the undersigned’s lien shall be and remain junior and subordinate to the lien of Lender to secure Borrower’s obligations, as modified herein, to the extent provided in and subject to all of the terms of the following Subordination Agreements, which Agreements remain in effect:

A)    The Shores at Victoria By the Bay:    i)  (1084) dated October 16, 2002 and recorded in the Official Records of Contra Costa County, California on October 29, 2002, as Instrument No. 2002-0395911-00; and

B)    The Bluffs at Victoria By the Bay:      i)  (1089-1090) dated January 3, 2003 and recorded in the Official Records of Contra Costa County, California on January 7, 2003 as Instrument No. 2003-0008162-00.

HERCULES VICTORIA, LLC,
a Delaware limited liability company

By:	CATELLUS RESIDENTIAL GROUP, INC.,
a California corporation
Its:	Manager

By:
Name: Tom Marshall
Its: Senior Vice President